SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 11, 2002

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in its charter)

WASHINGTON	1-4825	91-0470860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33663 Weyerhaeuser Way South
Federal Way, Washington 98063-9777
(address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (253) 924-2345

N/A
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. Acquisition or Disposition of Assets

     On February 11, 2002, Company Holdings, Inc., a Washington corporation (“CHI”) and a direct wholly owned subsidiary of Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”), announced the expiration of, and the acceptance for payment of shares in, its cash tender offer (the “Offer”) for all of the outstanding shares (the “Shares”) of common stock, par value $.50 per share, of Willamette Industries, Inc., an Oregon corporation (“Willamette”). In the Offer, CHI acquired an aggregate of 106,822,511 Shares, representing approximately 97.0% of Willamette’s outstanding common stock.

     Under the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) dated January 28, 2002, among Weyerhaeuser, CHI and Willamette, and upon the satisfaction or waiver of certain conditions, CHI will be merged (the “Merger”) with and into Willamette with Willamette surviving the Merger as a subsidiary of Weyerhaeuser. In the Merger all remaining Shares, other than Shares owned by Willamette, Weyerhaeuser or CHI, will be converted into the right to receive $55.50 per Share in cash without interest. Weyerhaeuser expects the Merger to occur on or about March 14, 2002.

     This Form 8-K/A amends the Current Report on Form 8-K filed February 26, 2002 to include Item 7(a) financial statements of Willamette, Item 7(b) pro forma financial information, and related exhibits.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

     The consolidated, audited balance sheets of Willamette as of December 31, 2001 and 2000, and the consolidated, audited statements of earnings, stockholders' equity and cash flows for each of the years ended December 31, 2001, 2000 and 1999, are included on pages 43 through 46 of the Willamette Annual Report on Form 10-K for the year ended December 31, 2001, which is filed as Exhibit 99.1 hereto.

     (b)  Pro forma financial information.

     The following unaudited pro forma financial information, giving effect to the Merger and the related transactions, is filed as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the fiscal year ended December 30, 2001;

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 30, 2001; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements;

     (c)  Exhibits

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Willamette Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 2001.

99.2	Unaudited pro forma condensed consolidated financial statements of Weyerhaeuser Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY,

by
/s/ STEVEN R. ROGEL
	Name:	Steven R. Rogel
	Title:	President and Chief Executive Officer

Dated: February 28, 2002

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Willamette Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 2001.

99.2	Unaudited pro forma condensed consolidated financial statements of Weyerhaeuser Company.